UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): March 8, 2007

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      0-20859                75-2287752
(State or other jurisdiction      (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 8, 2007, management and the Audit Committee of the Board of Directors of Geron Corporation (the Company) determined that the Company's consolidated balance sheets as of December 31, 2005, 2004 and 2003, the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2005, 2004 and 2003, and each quarter of 2005 and three quarters of 2006 did not account for warrants issued in connection with equity financings in conformity with Emerging Issues Task Force Issue 00-19, "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock," (Issue 00-19). As a result, the referenced consolidated financial statements should no longer be relied upon.

The Company originally accounted for these warrants as equity in the consolidated financial statements. However, this treatment is not in conformity with the provisions of Issue 00-19, which would classify these warrants as liabilities at their fair value and thereafter re-measure the fair value at each subsequent quarterly reporting period and record such changes in fair value in the consolidated statements of operations.

On March 8, 2007, the Audit Committee discussed the matters disclosed in this
Item 4.02 with management and the Company's independent registered public accounting firm, Ernst & Young LLP.

The Company intends to file financial statements required to be restated with its Annual Report on Form 10-K for the year ended December 31, 2006.

The Company's Press Release, dated March 9, 2007, is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits.

                  (a) Financial Statements of Businesses Acquired.

                                    None.

                  (b) Pro Forma Financial Information.

                                    None.

                  (c) Shell Company Transactions.

                                    None.

                  (d) Exhibits.

                                    99.1    Press Release dated March 9, 2007.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GERON CORPORATION

Date: March 9, 2007                               By: /s/ David L. Greenwood
                                                      --------------------------
                                                      David L. Greenwood
                                                      Executive Vice President
                                                      Chief Financial Officer